SUPPLEMENT DATED NOVEMBER 16, 1998, TO
                  THE PROSPECTUS DATED MAY 1, 1998
                   THE EXCHEQUER VARIABLE ANNUITY
              A FLEXIBLE PREMIUM DEFERRED COMBINATION
                 FIXED AND VARIABLE ANNUITY CONTRACT
                              ISSUED BY
              SECURITY LIFE OF DENVER INSURANCE COMPANY
                                AND
                  SECURITY LIFE SEPARATE ACCOUNT A1

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

The address of the Customer Service Center found on pages 2 and 51 is deleted and replaced as follows:
          Security Life of Denver
          Customer Service Center
          P.O. Box 11520
          Church Street Station
          New York, NY   10286-1520
          (800) 933-5858

The first sentence in the "Customer Service Center" section on page 18 is deleted and replaced as follows:

     Golden American Life Insurance Company and its affiliates provide administrative services for Security Life at our Customer Service Center at P.O. Box 11520, Church Street Station, New York, NY 10286-1520.

The investment limitation of a maximum of 18 Divisions of the Variable Account over the lifetime of the Contract is deleted. References to this investment limitation in the Prospectus found on pages 1, 13, 18 and 23 are deleted.

The partial withdrawal transaction charge is deleted. References in the Prospectus to the partial withdrawal transaction charge found on pages 9, 14, 28, 29, 34, 46 and 57 are deleted.

The last sentence in the second paragraph in the "Dollar Cost Averaging" section on page 23 is deleted.

The second sentence in the last paragraph in the "Dollar Cost Averaging" section on page 23 is deleted.
The last paragraph in the "Dollar Cost Averaging" section on page 24 is deleted and replaced as follows:

     You may make changes to your Dollar Cost Averaging options by telephoning our Customer Service Center. See Telephone Privileges, page 33.

The "Automatic Rebalancing" section on Page 24 is hereby deleted and replaced as follows:

     AUTOMATIC REBALANCING

     The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing your Accumulation Value and simplifying the process of asset allocation over time. There is no charge for this feature. Any transfers as a result of the operation of this feature are not counted toward the limit of 12 transfers per Contract Year for purposes of the Excess Transfer Charge.

     When you apply for the Contract, or at any subsequent time during the Accumulation Period, you may elect Automatic Rebalancing by electing this feature on the application or notifying us in writing or by telephone. Automatic Rebalancing allows you to match your Variable Division Accumulation Value allocations over time with the allocation percentages you have selected. Automatic Rebalancing will take place on the last Valuation Date of each calendar quarter. We will automatically reallocate the amounts in each of the Variable Divisions to match your allocation percentages. This will rebalance any Variable Division Accumulation Values that may be out of line with the allocation percentages you initially indicated. Automatic Rebalancing allocations may not include an allocation to the Guaranteed Interest Division. Automatic Rebalancing allocations may contain up to two (2) decimal places, e.g. 33.33%, and must sum to 100%. No less than 1% may be allocated to any one (1) division.

     If you elect this feature, on each rebalancing date we will transfer amounts among the Variable Divisions so that the ratio of your Division Accumulation Value in each Variable Division to your total Accumulation Value in all Variable Divisions matches your selected allocation percentage for that Division.

     If you elect Automatic Rebalancing with your application, the first transfer will occur on the next rebalancing date after the Free Look Period has ended. If you elect this feature after the Contract Date, the first transfer will be processed on the next rebalancing date after we receive the notification at our Customer Service Center and the Free Look Period has ended.
     You may change the allocation percentages for Automatic Rebalancing at any time and your Accumulation Value will be reallocated as of the Valuation Date that we receive your allocation instructions at our Customer Service Center.

     Automatic Rebalancing may be terminated at any time, so long as we receive written notice of the termination at least seven days prior to the next rebalancing date.

     If you elect both Automatic Rebalancing and Dollar Cost Averaging, Dollar Cost Averaging will take place first. After Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

     You may make changes to your Automatic Rebalancing options by telephoning our Customer Service Center. See Telephone Privileges, page 33.

The last paragraph in the "Your Right to Transfer Among Divisions" section on page 28 is deleted and replaced as follows:

     You may make transfers by telephoning our Customer Service Center or by completing the Transfer and Allocation Change Form. See Telephone Privileges, page 33.

The first sentence of the first paragraph on page 29 in the "Partial Withdrawals" section is deleted and replaced as follows:

     You may request a partial withdrawal by telephoning or writing our Customer Service Center.

The first paragraph in the "Telephone Privileges" section on page 33 is deleted and replaced as follows:

     You may make transfers, changes in your Dollar Cost Averaging and Automatic Rebalancing options, or request partial withdrawals by telephoning our Customer Service Center.

The third sentence in the second paragraph in the "Telephone Privileges"
section is deleted.

The third paragraph in the "Surrender Charge" section found on page 34 is deleted and replaced as follows:

     Any applicable surrender charges will be deducted from the Accumulation Value in proportion to the Accumulation Value in each Division from which the partial withdrawal was taken. In instances where the partial withdrawal equals the entire Accumulation Value in each such Division, charges will be deducted proportionately from all of the Divisions in which you invested.

The third sentence in the "Excess Transfer Charge" section found on page 34 is deleted and replaced as follows:

     The charge will be deducted from each Division from which the transfer is made in proportion to the amount transferred from each Division.

The second sentence in the "Combination Annuity Payout" section on page 37 is deleted and replaced as follows:

     You can split the Proceeds among Fixed and Variable Annuity Payouts in any proportion you choose, with the exception that a minimum of 25% must be allocated to each option you elect as of the Supplementary Contract Effective Date.